UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2005

Dana Corporation

(Exact name of registrant as specified in its charter)

Virginia	1-1063	34-4361040

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4500 Dorr Street, Toledo, Ohio	43615

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 535-4500

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On April 8, 2005, the Dana Corporation Director Deferred Fee Plan (the Plan) was amended to add provisions which (i) permit directors to cancel their existing deferral elections made in respect of fees earned in 2005 and (ii) permit directors retiring in 2005 to terminate their participation in the Plan and receive a lump sum distribution of their Plan accounts. The text of the amendment is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

       99.1   Third Amendment to the Dana Corporation Director Deferred Fee Plan

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dana Corporation
(Registrant)
Date: April 12, 2005	By:	/s/ Michael L. DeBacker Name: Michael L. DeBacker Title: Vice President, General Counsel and Secretary

Exhibit Index

     99.1   Third Amendment to the Dana Corporation Director Deferred Fee Plan